EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-42765 of Bank United Corp. on Form S-8 of our report dated October 24, 1997, appearing in this Annual Report on Form 10-K of Bank United Corp. for the year ended September 30, 1997.

DELOITTE & TOUCHE LLP
Houston, Texas
December 19, 1997